                                                                   Exhibit 10.10
                                                                   -------------

                       AMENDMENT NO. 3 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "AMENDMENT"), dated as of December 31, 2001, by and among:

                  (i) ANTHONY & SYLVAN POOLS CORPORATION, an Ohio corporation (herein, together with its successors and assigns, the "BORROWER");

                  (ii) the financial institutions listed on the signature pages hereof (collectively, the "LENDERS"); and

                  (iii) NATIONAL CITY BANK, a national banking association, as a Lender, the Letter of Credit Issuer, the Collateral Agent and the Administrative Agent.

         PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders, the Letter of Credit Issuer, the Collateral Agent and the Administrative Agent entered into the Credit Agreement, dated as of July 8, 1999, as amended (the "CREDIT AGREEMENT"; the terms defined therein used herein as so defined).

         (2) The parties hereto desire to modify certain provisions of the Credit Agreement, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         SECTION 1. AMENDMENTS.

         1.1. AMENDMENT TO MATURITY DATE. Section 1.1 of the Credit Agreement is hereby amended to delete the definition of "MATURITY DATE" therefrom and to insert in place thereof the following:

                  "MATURITY DATE" shall mean August 10, 2004, unless extended in accordance with Section 4.4, or such earlier date on which the Total Commitment is terminated.

         1.2. AMENDMENT TO DATE OF PROJECTIONS. Section 8.1 of the Credit Agreement is hereby amended to delete subsections (c) and (e) therefrom and to insert in place thereof the following:

                  (c) OFFICER'S COMPLIANCE CERTIFICATES. (i) At the time of the delivery of the financial statements provided for in sections 8.1(a) and (b), a certificate on behalf of the Borrower of the Chief Financial Officer or other Authorized Officer of the Borrower to the effect that, to the best knowledge of the Borrower, no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof and the actions the Borrower proposes to take with respect thereto, which certificate shall set forth the calculations required to establish compliance with the provisions of sections 9.4(c), 9.7, 9.8, 9.9, 9.10, 9.11 and 9.13 of this Agreement;
         (ii) on January 31(st), February 28(th) (or 29(th), as the case may be), and March 31(st) of each fiscal year of the Borrower, a certificate on behalf of the Borrower of the Chief Financial Officer or other Authorized Officer of the Borrower to the effect that, to the best knowledge of the Borrower, no Default or




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

         Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof and the actions the Borrower proposes to take with respect thereto, which certificate shall set forth the calculations required to establish compliance with the provisions of section 9.8 of this Agreement; and (iii) if after the Borrower delivers a certificate pursuant to this section 8.1(c) for any fiscal period, the Borrower completes an Acquisition, the Borrower may deliver another certificate pursuant to this section 8.1(c) for the same fiscal period which gives pro forma effect to such Acquisition for the period prior to the date of the Acquisition which is covered by such fiscal period or prior periods, in the manner contemplated by the definition of Consolidated EBITDA and other applicable defined terms, in the computations establishing compliance with such sections.

                  (e) BUDGETS AND FORECASTS. On or before March 31st of any fiscal year of the Borrower and its Subsidiaries, a consolidated budget in reasonable detail for each of the four fiscal quarters of such fiscal year, and (if and to the extent prepared by management of the Borrower) for any subsequent fiscal year, as customarily prepared by management for its internal use, setting forth, with appropriate discussion, the forecasted balance sheet, income statement, operating cash flows and capital expenditures of the Borrower and its Subsidiaries for the period covered thereby, and the principal assumptions upon which such forecast and budget are based.

         1.3. AMENDMENT TO LEVERAGE RATIO COVENANT. Section 9.8 of the Credit Agreement is hereby amended to add the following new sentence thereto:

         Notwithstanding the foregoing, commencing January 1, 2002, for the time period from January 1 through March 30 of each fiscal year of the Borrower, the Borrower will not suffer or permit at any time during any such calendar month the ratio of (a) the amount of its Consolidated Total Debt for such calendar month to (b) its Consolidated EBITDA for the most recently completed 12 calendar months, to exceed 4.00 to 1.00.

         1.4. AMENDMENT TO CAPITAL EXPENDITURE LIMITATION. The Credit Agreement is hereby amended to delete Section 9.11 therefrom and to insert in place thereof the following:

                  9.11. CONSOLIDATED CAPITAL EXPENDITURES. The Borrower will not, and will not permit any of its Subsidiaries to, make or incur Consolidated Capital Expenditures during any fiscal period of the Borrower in excess of the amount specified below, except that in the event actual Consolidated Capital Expenditures for any fiscal period indicated below are less than such amount, 50% of the difference may be carried over to the next fiscal period indicated below, but not any subsequent fiscal period:


         -----------------------------------------------------------------------------------
                               Fiscal Year                                 Amount
         -----------------------------------------------------------------------------------
         Borrower's fiscal year ended December 31, 1999                  $1,500,000
         -----------------------------------------------------------------------------------
         Borrower's fiscal year ended December 31, 2000                  $3,500,000
         -----------------------------------------------------------------------------------
         Borrower's  fiscal  year ended  December  31,  2001 and         $5,000,000
         thereafter
         -----------------------------------------------------------------------------------

         SECTION 2. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders and the Administrative Agent as follows:




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

         2.1 AUTHORIZATION, VALIDITY AND BINDING EFFECT. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer or officers of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

         2.2. REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

         2.3. NO EVENT OF DEFAULT. No condition or event has occurred or exists that constitutes or that, after notice or lapse of time or both, would constitute a Default or an Event of Default.

         2.4. NO CLAIMS. The Borrower is not aware of any claim or offset against, or defense or counterclaim to, any of its obligations or liabilities under the Credit Agreement or any other Credit Document.

         SECTION 3. RATIFICATIONS. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

         SECTION 4. BINDING EFFECT. Concurrently herewith:

         (a) the Borrower shall have paid all legal fees and expenses of the Administrative Agent in connection with this Amendment and the documents executed in connection herewith; and

         (b) the Borrower shall have provided such other items and shall have satisfied such other conditions as may be reasonably required by the Administrative Agent and the Lenders.

         SECTION 5. MISCELLANEOUS.

         5.1. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, each Lender and the Administrative Agent and their respective permitted successors and assigns.

         5.2. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or issuance of a Letter of Credit shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

         5.3. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         5.4. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.




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

         5.5. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to principles of conflicts of laws.

         5.6. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.7. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

         5.8. WAIVER OF CLAIMS. The Borrower, by signing below, hereby waives and releases the Administrative Agent, the Collateral Agent, the Letter of Credit Issuer and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

         5.9. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Transmission by a party to another party (or its counsel) via facsimile of a copy of this Amendment (or a signature page of this Amendment) shall be as fully effective as delivery by such transmitting party to the other parties hereto of a counterpart of this Amendment that had been manually signed by such transmitting party.

                  [Remainder of page intentionally left blank.]

         5.10. JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.




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         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

ANTHONY & SYLVAN POOLS                                      NATIONAL CITY BANK,
CORPORATION                                                 as the Administrative Agent, the Collateral Agent, the
                                                            Letter of Credit Issuer and as a Lender

By:_________________________________                        By:_______________________________
Name:_______________________________                        Name:_____________________________
Title:______________________________                        Title:____________________________

THE HUNTINGTON NATIONAL BANK                                FIRSTAR BANK, N.A.


By:________________________________                         By:_______________________________
Name:______________________________                         Name:_____________________________
Title:_____________________________                         Title:____________________________




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